Old Second Bancorp, Inc.

Loan Portfolio Disclosures

As of March 31, 2021

Loan Portfolio Composition

Old Second

Loan Portfolio Characteristics	
Balance Outstanding (000's)	$1,959,625
Total Commitment (000's)	$2,437,004
Average Loan Commitment	$322,355
Number of Active Payment Deferrals /Modifications	40
Payment Modification Rate (% of Total Commitment)[1]	0.82%

Loan Type



Multi-Family 7%
Leases 6%
HELOC 8%
Consumer < 1%
Construction 6%
Res Owner Occupied 5%
Res Investor 2%
CRE Owner Occupied 14%
CRE Investor 24%
Commercial 28%

Geography[2]



MI 2%
NY 1%
CA 3%
WI 3%
IN 4%
Other States 11%
IL 76%

Funded Draws & Line Utilization Rate [3]



53.61%
53.64%
53.00%
53.77%
53.90%
51.90%
52.55%
$420,170
$423,990
$412,344
$420,198
$419,267
$398,988
$404,672
9/30/2020
10/31/2020
11/30/2020
12/31/2020
1/31/2021
2/28/2021
3/31/2021
Total Outstanding (000s)
% Utilized

(1) Active modifications excluding $104.5 million in PPP loans. Denotes a non-GAAP financial measure. Refer to Appendix 1 for a reconciliation of non-GAAP financial measures.
(2) Based on primary property collateral if available, otherwise Borrower address.
(3) Data for construction loans, HELOCs and commercial lines of credit.

Commercial and Industrial

Old Second

Commercial and Industrial Portfolio Characteristics	
Balance Outstanding (000's)	$392,380
Total Commitment (000's)	$675,393
Average Loan Commitment	$473,960
Number of Active Payment Deferrals /Modifications	0
Payment Modification Rate (% of Total Commitment)	0.00%
Weighted Average Seasoning	3.78 years

Commercial and Industrial Portfolio Characteristics

- Lending focused on full relationship, small and middle market businesses
- Well diversified by industry with limited exposure to Accommodation and Food Services and Entertainment industries
- Repayment analysis based on primary operating cash flow, supported by secondary and tertiary repayment sources
- Full global cash flow and sensitivity analysis performed on all relationships over $1 million in exposure
- Dedicated Leasing, C&I, Healthcare and Professional Service lending teams
- Modest exposure to syndicated or leveraged loans

Geography*



Kane County (IL) 28%
Cook County (IL) 25%
DuPage County (IL) 12%
Will County (IL) 7%
Kendall County (IL) 2%
Dekalb County (IL) 1%
IL - Other 4%
Other States 1%
IN 9%
NY 5%
MI 4%
MA 2%

*Based on primary property collateral if available, otherwise borrower address.

Industry



Agriculture 2%
Construction 10%
Entertainment 3%
IT, Finance, Insurance 21%
Leasing (non-real estate) 3%
Manufacturing 19%
Medical and Social Services 8%
Organizations 2%
Real Estate 4%
Religious Organizations < 1%
Retail 4%
Service 9%
Transportation 2%
Wholesale 13%

Leasing

Old Second

Leasing Portfolio Characteristics	
Balance Outstanding (000's)	$138,240
Total Commitment (000's)	$140,055
Average Loan Commitment	$153,569
Number of Active Payment Deferrals /Modifications	16
Payment Modification Rate (% of Total Commitment)*	2.91%
Weighted Average Seasoning	1.50 years

Leasing Portfolio Characteristics

- Dedicated Leasing Service lending team
- Well diversified by industry and by geography with minimal exposure to high risk industries.
- Leases over $1MM are underwritten by the Bank's centralized credit department and are reviewed by senior management.



Geography
IL 12%
TX 11%
CA 8%
MS 7%
AZ 5%
MA 4%
PA 4%
TN 4%
KY 3%
FL 3%
NJ 3%
AL 3%
NY 3%
NM 2%
Other States (exposure < $3MM) 28%



Industry
Wholesale 4%
Agriculture 8%
Construction 37%
Entertainment 1%
Leasing (non-real estate) 6%
Manufacturing 14%
Medical and Social Services < 1%
Retail 1%
Service 7%
Transportation 22%

CRE Owner-Occupied

Old Second

CRE Owner-Occupied Portfolio Characteristics	
Balance Outstanding (000's)	$326,857
Total Commitment (000's)	$339,483
Average Loan Commitment	$577,351
Number of Active Payment Deferrals /Modifications	6
Payment Modification Rate (% of Total Commitment)	1.23%
Weighted Average Seasoning	6.29 years

CRE Owner-Occupied Portfolio Characteristics

- Lending focused on full relationship, small and middle market businesses
- Well diversified by industry with limited exposure to the Accommodation and Food Service and Entertainment industries
- Repayment analysis based on primary operating cash flow, supported by secondary and tertiary repayment sources
- Full global cash flow and sensitivity analysis performed on all relationships over $1 million in exposure
- Dedicated C&I, Healthcare and Professional Service lending teams



Geography*
Dekalb County (IL) 2%
IL - Other 3%
Out of State 2%
Kendall County (IL) 4%
Cook County (IL) 29%
DuPage County (IL) 15%
Will County (IL) 16%
Kane County (IL) 29%



Industry
Wholesale 3%
Transportation 1%
Organizations 1%
Real Estate 11%
Religious Organizations 16%
Medical and Social Services 9%
Retail 14%
Manufacturing 11%
Service 12%
IT, Finance, Insurance 1%
Gas Stations 4%
Entertainment 10%
Construction 4%
Agriculture 3%

*Based on primary property collateral if available, otherwise borrower address.

Investor CRE

Investor CRE Portfolio Characteristics	
Balance Outstanding (000's)	$567,475
Total Commitment (000's)	$578,481
Average Loan Commitment	$1,706,434
Number of Active Payment Deferrals /Modifications	5
Payment Modification Rate (% of Total Commitment)	1.39%
Weighted Average Seasoning	4.15 years

Investor CRE Portfolio Characteristics

- Lending focused on full relationship and strong sponsorship with full recourse
- Well diversified by property type with limited exposure to high-risk real estate sectors (Hotels, Restaurants, Recreational, "Big Box" Retail)
- Repayment analysis based on strong net operating income, supported by secondary and tertiary repayment sources
- Full global cash flow and sensitivity analysis performed on all relationships over $1 million in exposure
- Secured by seasoned properties with stabilized cash flow
- Dedicated CRE and Healthcare lending teams



Geography*
Cook County (IL) 33%
DuPage County (IL) 17%
Kane County (IL) 8%
Will County (IL) 7%
WI 6%
CA 5%
MI 5%
Lake County (IL) 3%
OH 3%
MN 2%
CT 2%
IN 2%
IL - Other 3%
Other States 4%

*Based on primary property collateral if available, otherwise borrower address.



CRE Type
Hotel 2%
Storage 3%
Industrial 14%
Mixed Use 5%
Nursing Home/ Senior Housing 24%
Office 27%
Other 1%
Retail 24%

Investor CRE - Retail

Old Second

CRE Non-Owner Occupied Retail Portfolio Characteristics	
Balance Outstanding (000's)	$137,863
Total Commitment (000's)	$139,311
Average Loan Commitment	$1,344,912
Number of Active Payment Deferrals /Modifications	2
Payment Modification Rate (% of Total Commitment)	4.37%
Weighted Average Seasoning	6.51 years

CRE Non-Owner Occupied Retail Portfolio Characteristics

- Lending focused on full relationship and strong sponsorship with full recourse
- Limited exposure to "Big Box" Retail
- Repayment based on strong net operating income, supported by secondary and tertiary repayment sources
- Full global cash flow and sensitivity analysis performed on all relationships over $1 million in exposure
- Secured by seasoned properties with stabilized cash flow
- Dedicated CRE lending head



Geography*
Cook County (IL) 30%
Kane County (IL) 15%
DuPage County (IL) 11%
WI 11%
Will County (IL) 7%
Lake County (IL) 6%
Mason County (IL) 5%
IL - Other 3%
Other State 12%



Retail Type
Retail "Big Box" 9%
Retail "Mid Box" 7%
Retail "Small Box" 23%
Chain Restaurant 6%
Other Restaurant 1%
Walgreens 17%
Strip Center, no anchor 24%
Strip Center, anchored 13%

Investor CRE - Office

Old Second

CRE Non-Owner Occupied Office Portfolio Characteristics	
Balance Outstanding (000's)	$142,869
Total Commitment (000's)	$150,624
Average Loan Commitment	$1,882,798
Number of Active Payment Deferrals /Modifications	1
Payment Modification Rate (% of Total Commitment)	0.08%
Weighted Average Seasoning	3.88 years

CRE Non-Owner Occupied Office Portfolio Characteristics

- Lending focused on full relationship and strong sponsorship with full recourse
- No exposure to downtown high-rise Office
- Repayment based on strong net operating income, supported by secondary and tertiary repayment sources
- Full global cash flow and sensitivity analysis performed on all relationships over $1 million in exposure
- Secured by seasoned properties with stabilized cash flow
- Dedicated CRE lending head



Geography*
Other States (IL)
2%
IL - Other
3%
Kane County (IL)
6%
CO
3%
Will County (IL)
11%
Cook County (IL)
47%
DuPage County (IL)
28%



Office Type/ Size
<5,000 SF
2%
Medical
8%
5,000-50,000 SF
42%
> 50,000 SF
48%

Multifamily

Old Second

Multifamily Portfolio Characteristics	
Balance Outstanding (000's)	$178,258
Total Commitment (000's)	$179,632
Average Loan Commitment	$843,342
Number of Active Payment Deferrals /Modifications	4
Payment Modification Rate (% of Total Commitment)	0.60%
Weighted Average Seasoning	4.68 years

Multifamily Portfolio Characteristics

- Lending focused on full relationship and strong sponsorship
- No exposure to downtown high-rise Multifamily
- Repayment analysis based on strong net operating income, supported by secondary and tertiary repayment sources
- Full global cash flow and sensitivity analysis performed on all relationships over $1 million in exposure
- Dedicated CRE head
- 85% of multifamily loans are secured by real estate in Illinois
- Limited non-recourse lending reflects stabilized properties with consistently strong operating results

Geography*



IL - Other 3%
Other States < 1%
Lake County (IL) 2%
DeKalb County (IL) 1%
Kane County (IL) 4%
MN 3%
DuPage County (IL) 8%
WI 12%
Cook County (IL) 67%

*Based on primary property collateral if available, otherwise borrower address.

Construction and Land Development

Old Second

C&D Portfolio Characteristics	
Balance Outstanding (000's)	$93,745
Total Commitment (000's)	$143,186
Average Loan Commitment	$1,376,788
Number of Active Payment Deferrals /Modifications	0
Payment Modification Rate (% of Total Commitment)	0.00%
Weighted Average Seasoning	1.84 years

C&D Portfolio Characteristics

- Lending focused on strong sponsorship with full recourse
- Well diversified by property type with limited exposure to high-risk real estate (i.e. Hotel, Recreational, "Big Box" Retail, large scale land development)
- Minimum of 25% hard equity required on all projects
- Full global cash flow and sensitivity analysis performed on all relationships over $1 million in exposure
- Internal funding controls to monitor projects with consistent site inspection

Geography*


FL 7%
IN 10%
WI 10%
CA 7%
DuPage County (IL) 4%
Lake County (IL) 3%
Kane County (IL) 1%
Will County (IL) 1%
IL - Other (IL) 3%
Cook County 54%

Property Type


Other 1%
Residential 14%
Multi-Family 22%
Owner-Occupied 12%
CRE - Retail 23%
CRE - Mixed Use 10%
CRE - Senior Living 7%
Land 11%

Payment Modifications

Old Second

Payment Relief Program

- Adopted regulatory and accounting guidance to establish COVID-19 payment relief programs for retail and commercial borrowers in March
- Approximately one third of all payment relief modifications have been interest only, while the remaining are full payment deferral or require a modest payment that would otherwise not cover interest
- Of the loans actively on payment deferral as of 3/31/21, approximately 70% are the result of a payment relief extension.
- Of the loans that have had their payment modification term lapse, approximately 92% have returned to full payment as of 3/31/21.

	March 31, 2021				December 31, 2020			
$ in 000s	# of Loans	Total Commitment	% of Deferral Commitment	% of Total Commitment	# of Loans	Total Commitment	% of Deferral Commitment	% of Total Commitment
Total Portfolio (excluding PPP) (1)		$2,437,004				$2,402,783		
Full Payment Deferral	417	$159,261			413	$158,359		
Interest Only	87	$78,417			86	$72,949		
Total Relief Program Loans	504	$237,678		9.75%	499	$231,308		9.63%
Full Payment Deferral	28	$10,175	4.28%		31	$20,026	8.66%	
Interest Only	2	$3,277	1.38%		2	$3,288	1.42%	
A. Loans in Extended Relief Program	30	$13,452	5.66%	0.55%	33	$23,314	10.08%	0.97%
Full Payment Deferral	4	$421	0.18%		4	$999	0.43%	
Interest Only	0	$0	0.00%		0	$0	0.00%	
B. Initial Relief Expired, Past Due or Ext. in Process	4	$421	0.18%	0.02%	4	$999	0.43%	0.04%
Full Payment Deferral	4	$359	0.15%		12	$3,360	1.45%	
Interest Only	2	$5,001	2.10%		2	$5,072	2.19%	
C. Loans in Initial Relief Program	6	$5,360	2.26%	0.22%	14	$8,432	3.65%	0.35%
Loans in Active Payment Relief Programs (A+B+C)	40	$19,233	8.09%	0.79%	51	$32,745	14.16%	1.36%
Loans Eligible for Payment Relief Extension (B+C)	10	$5,781	2.43%	0.24%	18	$9,431	4.08%	0.39%
Exited Payment Relief Program	464	$218,445	91.91%	8.96%	448	$198,563	85.84%	8.26%

(1) Denotes a non-GAAP financial measure. Refer to Appendix 1 for a reconciliation of non-GAAP financial measures.

Payment Modifications Continued

Payment Relief Trends (000's)



$250,000
$200,000
$150,000
$100,000
$50,000
$0

	April	May	June	July	August	September	October	November	December	January	February	March
Resumed Full Payment*	$0	$0	$0	$82,108	$111,839	$172,125	$182,004	$182,882	$190,057	$190,977	$196,336	$196,374
Second Modification	$0	$0	$0	$11,220	$31,437	$29,704	$17,146	$27,372	$23,314	$21,064	$15,025	$13,453
First Modification	$104,069	$176,833	$217,187	$137,561	$86,722	$24,390	$25,985	$12,836	$9,431	$8,650	$10,657	$5,782

**Loans paid off are excluded from Resumed Payment totals*

Schedule of Active Modification Maturities



$10,000,000
$9,000,000
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-

	March (Past Due)	April	May	June
Additional Modification	$1,388,871	$7,403,493	$1,659,865	$3,000,693
First Modification	$421,237	$1,801,177	$3,384,393	$174,985

Payment Modifications Continued

Old Second

Impact of Payment Relief on Credit Quality

- Credit management has assessed all loans coming off payment modification for appropriate risk rating classification.
- To date 33 loans have had a downgrade to either Special Mention or Substandard ratings totaling $30.8MM.
- 362 loans have returned to full payment and have had no material impact to their risk rating totaling $165.7MM.
- Additionally, 17 loans totaling $11MM, who had requested a second payment modification have had no material impact to their risk rating.
- Repayment analysis is based on several factors including the impact to earnings during the initial shutdown, on-going cash flow, projected cash flow, support from guarantors and participation in government stimulus programs.
- The Bank's Allowance for Credit Losses (ACL) reflects the anticipated impact of payment modifications on expected credit losses.


First Modification (No rating change) 4%
Additional Modification (No rating change) 4%
Downgrade to Substandard 5%
Paid-off 9%
Downgrade to Special Mention 8%
Returned to Payment (No rating change) 70%

SBA Payment Protection Program Loans

Old Second

SBA PPP Loans	
Balance Outstanding (000's)	$104,544
Total Commitment (000's)	$104,544
Average Loan Commitment	$169,989
Number of Loans over $2 million	5
Number of Loans under $150,000	469



Industry
Religious Organizations 1%
Agriculture 1%
Real Estate 1%
IT, Finance, Insurance 2%
Retail 10%
Entertainment 10%
Medical and Social Services 17%
Service 13%
Construction 21%
Wholesale 7%
Manufacturing 17%

SBA PPP Loans

- Largest loan funded was $4.89 million, with the balance of loans over $2 million totaling $18.19 million or 17.4% of total loans funded
- Balance of loans under $150,000 totaling $19.63 million or 18.8% of total loans funded
- $90.8MM in PPP loans have been fully forgiven, with $104.5MM remaining of the $195.0MM originated.

Industry	PPP Loans ($)	PPP Loans (#)	Average Loan Size	% of Total PPP Loans
Construction	$21,313,600	81	$263,131	20.39%
Medical and Social Services	$17,436,300	57	$305,900	16.68%
Manufacturing	$17,132,200	65	$263,572	16.39%
Service	$13,373,100	139	$96,209	12.79%
Retail	$10,856,700	39	$278,377	10.38%
Entertainment	$10,153,200	51	$199,082	9.71%
Wholesale	$7,507,000	28	$268,107	7.18%
IT, Finance, Insurance	$2,253,700	10	$225,370	2.16%
Real Estate	$1,374,300	39	$35,238	1.31%
Agriculture	$1,113,282	54	$20,616	1.06%
Religious Organizations	$887,600	20	$44,380	0.85%
Organizations	$397,300	4	$99,325	0.38%
Gas Stations	$295,000	13	$22,692	0.28%
Transportation	$290,551	12	$24,213	0.28%
Leasing (non-real estate)	$101,400	2	$50,700	0.10%
	$58,300	1	$58,300	0.06%
	$104,543,533	615		100.00%

Allowance for Credit Losses

Old Second

Key methodology assumptions

- 1 year economic forecast utilized, assuming recessionary conditions reverting to long-term historical loss rates
- Key economic inputs include GDP and civilian unemployment
- Loss rates driven by portfolio risk characteristics, average remaining loan life, risk-grading and modeling methodology
- Loss-rate models utilizing static pool and migration methodologies for material Residential and Commercial pools, WARM methodology utilized for pools with limited loss data
- Unemployment rate between 6.00% and 7.50% for the next twelve months, 6.25% to 7.50% for the life of loans
- Real GDP growth rate between 0.00 and 4.00% over the next twelve months

ACL Pool	Outstanding Pooled Unguaranteed Loan Balance (000's)	ACL Pooled Balance (000's) 12/31/2020	ACL Pooled Balance (000's) 3/31/2021	Unfunded Commitment Reserve (000's) 3/31/2021
Commercial & Industrial	$270,332	$2,755 (0.99%)	$2,916 (1.08%)	$1,314
Construction	$92,031	$3,102 (3.20%)	$2,685 (2.92%)	$1,429
CRE Owner-Occupied	$318,373	$2,057 (0.64%)	$1,686 (0.53%)	$18
CRE Investor	$564,274	$9,121 (1.58%)	$7,723 (1.37%)	$115
Leasing	$134,412	$3,008 (2.19%)	$2,519 (1.87%)	$55
Multifamily	$173,793	$3,247 (1.76%)	$3,674 (2.11%)	$0
Residential Owner-Occupied	$103,493	$2,698 (2.41%)	$2,451 (2.37%)	$24
Residential Investor	$50,731	$1,731 (3.18%)	$1,770 (3.49%)	$21
HELOC	$90,874	$1,858 (1.88%)	$1,877 (2.07%)	$473
Consumer	$1,194	$11 (1.02%)	$141 (11.84%)	$15
Total	$1,799,696	$33,855 (1.78%)	$30,967[1] (1.69%[2])	$3,464

1. Includes reserves for individually analyzed loans and unallocated, not listed above.
2. Excludes $104.5 million in PPP loans, $17.9 million in CD secured and residential LHFS excluded from the ACL calculation, and a $15 million warehouse line of credit.

Key Performance Ratios

Old Second

Credit Quality - Overview

- Loan quality has remained strong over the last several years entering into the current economic environment as a result of conservative underwriting and experienced lending teams.
- Relationship managers continue to work with Borrowers requesting loan payment relief. Loan payment deferrals are reviewed weekly by management. Over 85% of Borrowers receiving at least 3 months of payment relief had resumed regular payments by the end of the fourth quarter.
- Industries most heavily affected by COVID restrictions are actively monitored by the Bank's internal Loan Review function; this has resulted in several proactive risk rating downgrades and subsequent increases to the level of non-performing and classified assets.
- Prior to recent risk rating downgrades non-performing and classified assets had been trending downward in each of the last two years.



Classified Assets/ Capital (1)
$370,000
$360,000
$350,000
$340,000
$330,000
$320,000
$310,000
$300,000
$290,000
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
13.49%
11.11%
12.64%
11.60%
2018 Q4
2019 Q4
2020 Q4
2021 Q1
Tier 1 Capital + ACL (000s)
Classified Asset Ratio



NPAs/ Loans + OREO
$2,050,000
$2,000,000
$1,950,000
$1,900,000
$1,850,000
$1,800,000
1.30%
1.25%
1.20%
1.15%
1.10%
1.05%
1.00%
0.95%
1.23%
1.08%
1.25%
1.19%
2018 Q4
2019 Q4
2020 Q4
2021 Q1
Loans + OREO (000s)
NPAs/ Loans + OREO



NCOs/ Average Loans
$2,050,000
$2,000,000
$1,950,000
$1,900,000
$1,850,000
$1,800,000
$1,750,000
$1,700,000
$1,650,000
0.06%
0.05%
0.04%
0.03%
0.02%
0.01%
0.00%
-0.01%
0.05%
0.03%
0.05%
0.00%
2018 Q4
2019 Q4
2020 Q4
2021 Q1
Average Loans (000s)
NCOs/Average Loans

(1) Tier 1 Capital + Allowance for Credit Losses

Allowance for Credit Losses – Coverage Ratios

Old Second

ACL Adequacy

- Despite minimal losses in the recent years from loan charge-offs (net of recoveries), the adoption of CECL has allowed management to increase the Allowance for Credit Losses (ACL) considerably in anticipation of an economic downturn due to the COVID pandemic.
- Coverage levels are considered adequate given the expected economic forecast over the next twelve months and risk measures are within the Bank's risk tolerance.



ACL/ Total Loans (excluding PPP) (1)
$1,980,000
$1,960,000
$1,940,000
$1,920,000
$1,900,000
$1,880,000
$1,860,000
$1,840,000
$1,820,000
$1,800,000
2.00%
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.00%
1.02%
1.73%
1.67%
2018 Q4
2019 Q4
2020 Q4
2021 Q1
Total Loans (000s)
ACL/ Total Loans (excluding PPP)



ACL/ NPAs
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
140.00%
120.00%
100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
80.82%
94.90%
132.67%
132.65%
2018 Q4
2019 Q4
2020 Q4
2021 Q1
NPAs (000s)
ACL/ NPAs



ACL/ NPLs
$25,000
$20,000
$15,000
$10,000
$5,000
$0
160.00%
140.00%
120.00%
100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
116.31%
124.86%
146.91%
146.20%
2018 Q4
2019 Q4
2020 Q4
2021 Q1
NPLs (000s)
ACL/ NPLs

(1) Denotes a non-GAAP financial measure. Refer to Appendix 1 for a reconciliation of non-GAAP financial measures

Appendix 1 – Non-GAAP Financial Measurements

Old Second

Nonperforming Loans to Total Loans, Payment Modification Rate and ACL to Total Loans
Non-GAAP Reconciliations

	For the Year Ended December 31, 2020		For the Quarter Ended March 31, 2021	
Nonperforming Loans	$	23,045	$	21,182
Total Loans (GAAP)	$	2,034,851	$	1,959,625
Nonperforming Loans as a % of Total Loans (GAAP)		1.13%		1.08%
Total Active COVID-19 Payment Deferrals/Modifications	$	32,745	$	19,235
Total Commitments, including Loans Outstanding (GAAP)	$	2,475,204	$	2,437,004
Payment Modification Rate, as a % of Total Commitments (GAAP)		1.32%		0.79%
Allowance for Credit Losses (ACL)	$	33,855	$	30,967
ACL/Total Loans (GAAP)		1.66%		1.58%
Nonperforming Loans	$	23,045	$	21,182
Total Loans (GAAP)	$	2,034,851	$	1,959,625
Less: PPP Loans Outstanding		74,066		104,544
Total Loans (excluding PPP loans, non-GAAP)	$	1,960,785	$	1,855,081
Nonperforming Loans as a % of Total Loans (excluding PPP loans, non-GAAP)		1.18%		1.14%
Total Active COVID-19 Payment Deferrals/Modifications	$	32,745	$	19,235
Total Commitments, including Loans Outstanding (excluding PPP loans, non-GAAP)	$	2,401,138	$	2,332,460
Payment Modification Rate, as a % of Total Commitments (non-GAAP)		1.36%		0.82%
Allowance for Credit Losses (ACL)	$	33,855	$	30,967
ACL/Total Loans (excluding PPP loans, non-GAAP)		1.73%		1.67%